POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ John R. Baur	President and Principal Executive Officer of International Income Portfolio	March 1, 2013
John R. Baur

/s/ Michael A. Cirami	President and Principal Executive Officer of Emerging Markets Local Income Portfolio and Global Macro Portfolio	March 1, 2013
Michael A. Cirami

/s/ Cynthia J. Clemson	President and Principal Executive Officer of California Municipal Bond Fund, California Municipal Bond Fund II, California Municipal Income Trust, Investment Trust, Michigan Municipal Bond Fund, Michigan Municipal Income Trust, Municipals Trust II, National Municipal Opportunities Trust, New York Municipal Bond Fund, New York Municipal Bond Fund II, New York Municipal Income Trust, Ohio Municipal Bond Fund, Ohio Municipal Income Trust, Pennsylvania Municipal Bond Fund and Pennsylvania Municipal Income Trust	March 1, 2013
Cynthia J. Clemson

/s/ Kathleen C. Gaffney	President and Principal Executive Officer of Bond Portfolio	March 1, 2013
Kathleen C. Gaffney

/s/ Charles B. Gaffney	President and Principal Executive Officer of Large-Cap Core Research Portfolio	March 1, 2013
Charles B. Gaffney

/s/ Samuel D. Isaly	President and Principal Executive Officer of Worldwide Health Sciences Portfolio	March 1, 2013
Samuel D. Isaly

/s/ Hon. Robert Lloyd George	President and Principal Executive Officer of Asian Small Companies Portfolio, Greater China Growth Portfolio and Greater India Portfolio	March 1, 2013
Hon. Robert Lloyd George

/s/ Thomas H. Luster	President and Principal Executive Officer of CMBS Portfolio, Inflation-Linked Securities Portfolio and Investment Grade Income Portfolio	March 1, 2013
Thomas H. Luster

/s/ Michael R. Mach	President and Principal Executive Officer of Large-Cap Value Portfolio and Tax-Managed Value Portfolio	March 1, 2013
Michael R. Mach

/s/ Thomas M. Metzold	President and Principal Executive Officer of Massachusetts Municipal Bond Fund, Massachusetts Municipal Income Trust, Municipal Bond Fund, Municipal Bond Fund II, Municipal Income Trust, Municipals Trust, New Jersey Municipal Bond Fund and New Jersey Municipal Income Trust	March 1, 2013
Thomas M. Metzold

/s/ Scott H. Page	President and Principal Executive Officer of Floating-Rate Income Trust, Senior Floating-Rate Trust, Senior Income Trust, Floating Rate Portfolio and Senior Debt Portfolio	March 1, 2013
Scott H. Page

Signature	Title	Date

/s/ Lewis R. Piantedosi	President and Principal Executive Officer of Large-Cap Growth Portfolio	March 1, 2013
Lewis R. Piantedosi

/s/ Duncan W. Richardson	President and Principal Executive Officer of Growth Trust, Mutual Funds Trust, Series Trust, Special Investment Trust, Variable Trust, eUnits™ International Trust, eUnits™ U.S. Trust, eUnits™ U.S. Trust II, eUnits™ U.S. Trust III, eUnits™ U.S. Trust IV, eUnits™ U.S. Trust V, eUnits™ U.S. Trust VI, Focused Growth Portfolio, International Equity Portfolio, Multi-Cap Growth Portfolio, Parametric Market Neutral Portfolio, SMID-Cap Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio	March 1, 2013
Duncan W. Richardson

/s/ Walter A. Row, III	President and Principal Executive Officer of Enhanced Equity Income Fund, Enhanced Equity Income Fund II, Risk-Managed Diversified Equity Income Fund, Risk-Managed Equity Income Opportunities Fund, Tax-Managed Buy-Write Income Fund, Tax-Managed Buy-Write Opportunities Fund, Tax-Managed Diversified Equity Income Fund, Tax-Managed Global Buy-Write Opportunities Fund and Tax-Managed Global Diversified Equity Income Fund	March 1, 2013
Walter A. Row, III

/s/ Judith A. Saryan	President and Principal Executive Officer of Tax-Advantaged Dividend Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-Advantaged Global Dividend Opportunities Fund, Dividend Builder Portfolio and Global Dividend Income Portfolio	March 1, 2013
Judith A. Saryan

/s/ Susan Schiff	President and Principal Executive Officer of Government Obligations Portfolio and Short-Term U.S. Government Portfolio	March 1, 2013
Susan Schiff

/s/ Eric A. Stein	President and Principal Executive Officer of Global Macro Absolute Return Advantage Portfolio and Global Opportunities Portfolio	March 1, 2013
Eric A. Stein

/s/ Payson F. Swaffield	President and Principal Executive Officer of Diversified Emerging Markets Local Income Fund, Inc., Limited Duration Income Fund, Managed Income Term Trust, Multi-Sector Income Trust, Municipal Income Term Trust, Preferred Dividend Income Trust, Series Fund, Inc., Short Duration Diversified Income Fund, Tax-Advantaged Bond and Option Strategies Fund, MSAM Completion Portfolio and MSAR Completion Portfolio	March 1, 2013
Payson F. Swaffield

/s/ Nancy B. Tooke	President and Principal Executive Officer of Tax-Managed Small-Cap Portfolio	March 1, 2013
Nancy B. Tooke

/s/ Michael W. Weilheimer	President and Principal Executive Officer of Series Trust II, Boston Income Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio	March 1, 2013
Michael W. Weilheimer

/s/ James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	March 1, 2013
James F. Kirchner

Signature	Title	Date

/s/ Scott E. Eston	Trustee/Director	March 1, 2013
Scott E. Eston

/s/ Benjamin C. Esty	Trustee/Director	March 1, 2013
Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee/Director	March 1, 2013
Thomas E. Faust Jr.

/s/ Allen R. Freedman	Trustee/Director	March 1, 2013
Allen R. Freedman

/s/ William H. Park	Trustee/Director	March 1, 2013
William H. Park

/s/ Ronald A. Pearlman	Trustee/Director	March 1, 2013
Ronald A. Pearlman

/s/ Helen Frame Peters	Trustee/Director	March 1, 2013
Helen Frame Peters

/s/ Lynn A. Stout	Trustee/Director	March 1, 2013
Lynn A. Stout

/s/ Harriett Tee Taggart	Trustee/Director	March 1, 2013
Harriett Tee Taggart

/s/ Ralph F. Verni	Trustee/Director	March 1, 2013
Ralph F. Verni

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Managed Income Term Trust (“Managed Income Term Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Bond Fund II (“California Municipal Bond Fund II”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (“Diversified Emerging Markets Local Income Fund, Inc.”)

Eaton Vance Enhanced Equity Income Fund (“Enhanced Equity Income Fund”)

Eaton Vance Enhanced Equity Income Fund II (“Enhanced Equity Income Fund II”)

Eaton Vance Floating-Rate Income Trust (“Floating-Rate Income Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Massachusetts Municipal Bond Fund (“Massachusetts Municipal Bond Fund”)

Eaton Vance Massachusetts Municipal Income Trust (“Massachusetts Municipal Income Trust”)

Eaton Vance Michigan Municipal Bond Fund (“Michigan Municipal Bond Fund”)

Eaton Vance Michigan Municipal Income Trust (“Michigan Municipal Income Trust”)

Eaton Vance Multi-Sector Income Trust (“Multi-Sector Income Trust”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Bond Fund II (“Municipal Bond Fund II”)

Eaton Vance Municipal Income Trust (“Municipal Income Trust”)

Eaton Vance Municipal Income Term Trust (“Municipal Income Term Trust”)

Eaton Vance National Municipal Opportunities Trust (“National Municipal Opportunities Trust”)

Eaton Vance New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”)

Eaton Vance New Jersey Municipal Income Trust (“New Jersey Municipal Income Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Bond Fund II (“New York Municipal Bond Fund II”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Ohio Municipal Bond Fund (“Ohio Municipal Bond Fund”)

Eaton Vance Ohio Municipal Income Trust (“Ohio Municipal Income Trust”)

Eaton Vance Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)

Eaton Vance Pennsylvania Municipal Income Trust (“Pennsylvania Municipal Income Trust”)

Eaton Vance Preferred Dividend Income Trust (“Preferred Dividend Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Risk-Managed Equity Income Opportunities Fund (“Risk-Managed Equity Income Opportunities Fund”)

Eaton Vance Senior Floating-Rate Trust (“Senior Floating-Rate Trust”)

Eaton Vance Senior Income Trust (“Senior Income Trust”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (“Tax-Advantaged Bond and Option Strategies Fund”)

Eaton Vance Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (“Tax-Advantaged Global Dividend Opportunities Fund”)

Eaton Vance Tax-Managed Buy-Write Income Fund (“Tax-Managed Buy-Write Income Fund”)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Tax-Managed Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Diversified Equity Income Fund (“Tax-Managed Diversified Equity Income Fund”)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (“Tax-Managed Global Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (“Tax-Managed Global Diversified Equity Income Fund”)

eUNITsTM 2 Year International Equity Market Participation Trust: Upside to Cap / Buffered Downside (“eUNITsTM International Trust”)

eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust”)

eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust II”)

eUnitsTM 2 Year U.S. Market Participation Trust III: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust III”)

eUnitsTM 2 Year U.S. Market Participation Trust IV: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust IV”)

eUnitsTM 2 Year U.S. Market Participation Trust V: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust V”)

eUnitsTM 2 Year U.S. Market Participation Trust VI: Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust VI”)

Portfolio Name	Trust Name
Asian Small Companies Portfolio	Eaton Vance Growth Trust
Bond Portfolio	Eaton Vance Special Investment Trust
Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
CMBS Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Dividend Builder Portfolio	Eaton Vance Special Investment Trust
Emerging Markets Local Income Portfolio	Eaton Vance Mutual Funds Trust
Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Focused Growth Portfolio	Eaton Vance Growth Trust
Global Dividend Income Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Absolute Return Advantage Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Global Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
Greater India Portfolio	Eaton Vance Special Investment Trust
High Income Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Inflation-Linked Securities Portfolio	Eaton Vance Special Investment Trust
International Equity Portfolio	Eaton Vance Mutual Funds Trust
International Income Portfolio	Eaton Vance Mutual Funds Trust
Investment Grade Income Portfolio	Eaton Vance Special Investment Trust
Large-Cap Core Research Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Large-Cap Growth Portfolio	Eaton Vance Special Investment Trust
Large-Cap Value Portfolio	Eaton Vance Special Investment Trust
MSAM Completion Portfolio	Eaton Vance Mutual Funds Trust
MSAR Completion Portfolio	Eaton Vance Mutual Funds Trust
Multi-Cap Growth Portfolio	Eaton Vance Growth Trust
Parametric Market Neutral Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Mutual Funds Trust
Short Duration High Income Portfolio	Eaton Vance Mutual Funds Trust
Short-Term U.S. Government Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
SMID-Cap Portfolio	Eaton Vance Growth Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Value Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust
Worldwide Health Sciences Portfolio	Eaton Vance Growth Trust